RAPID Tests for EARLIER Treatment

Investor Presentation August 2014

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio's ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3

Our Vision & Mission

We are a provider of Point-of-Care diagnostic tests and solutions, helping people live longer and healthier lives.

Our Mission is to become a key provider in the market for rapid diagnostic Point of Care (POC) testing, through the development, manufacture, and commercialization of proprietary technology with superior performance and technical service.

Slide 4

Investment Summary

•	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests (POCTs)
‐	Global Sales – Direct and Through Partnerships
‐	$8B Total Global Market with Current Pipeline Addressing $650MM Segment
•	Five Consecutive Years of Profitability & Revenue Growth
‐	2013 Revenues and Product Gross Margin Increased by 15% and 8% respectively vs. 2012
•	Patented DPP® - A Platform POCT Technology
‐	Uniquely Enables Multiplexing for Higher Value Tests & Increased Sensitivity
‐	DPP® Oral Fluid HIV Test – FDA-Approved - CLIA waiver pending
‐	DPP® HIV-Syphilis Test- Strong outlook for ex-US sales in 2014
•	Pipeline of DPP® POCT Products
‐	DPP® HCV Ab & HIV Ag-Ab Test

Slide 5

Chembio Products are well Positioned Globally for Growth in $8.0 Billion Global Market

USA
•	Branded Chembio products marketed in the U.S. beginning in 2014
•	SURE CHECK® lateral flow product marketed exclusively in U.S. by a distribution partner
•	DPP® HIV PMA approval (Dec'12) / CLIA pending
•	Funded Research Collaborations with CDC, DOD, NIH (6% FY13)

EU
•	CE mark approval for SURE CHECK® (July'13)
•	CE mark for STATPAK®, DPP® HIV HIV/Syphilis pending

ASIA
•	Feb. 2014 License, Distribution, Tech. Transfer and Contract Manufacturing Agreements

AFRICA
•	Procurements primarily funded by PEPFAR, Global Fund, and WHO
•	Sales channel; NGO-direct & through distributors (14% FY13 revenue)
•	Commercial resource deployment

SOUTH/CENTRAL AMERICA
•	Strong OEM Partnerships (FIOCRUZ, Labtest); Branded products sold to NGOs, private distributors (45% FY13)

Slide 6

Chembio Invests in Next Generation Technology

Technologies to Address An Array of Diseases and Conditions
•	Lateral Flow Technology
•	Single Parameter Tests
•	DPP® Technology Enabling Improved Sensitivity, Multiplexing
•	Ongoing R&D

Slide 7

Chembio's Lateral Flow Rapid HIV Tests Marketed World-Wide

•	Total $20.2MM FY 2013
‐	50% Increase vs. FY2012
‐	5-8.5% Royalties ending Feb. 2015
•	In U.S. Chembio Markets HIV 1/2 STAT PAK® and an exclusive distributer Markets SURE CHECK®
‐	$8.9MM in FY 2013
‐	14% Increase vs. FY2012
•	International Market Sold Through Multiple Channels
‐	$11.8MM in FY2013
‐	84.5% Increase vs. FY2012

See graphics

Slide 8

Chembio's Dual Path Platform (DPP®) Patented Point-of-Care Test Technology

•	Proprietary Platform Technology that Uniquely Enables Multiplexing for Higher Value Tests
•	Increases Sensitivity as Compared with Lateral Flow Technology
•	Validated with Numerous Partners, Regulatory Agencies
•	New DPP® Patents Issued in 2013

See graphics

Slide 9

Chembio's  Pipeline: $650MM Total Addressable Market

Chembio Pipeline POCT	Total Estimated Market Opportunity	Targeted Launch
HIV POCT – U.S.	$75 MM	$8.9MM Product Sales 2013 ; New Oral Fluid Product Launch 2014
HIV-Syphilis - U.S	$75 MM	2015
Hepatitis C POCT – U.S.	$100 MM	2016
Combined Estimated Market for Above Products– ex-U.S.	$400 MM	$27.5MM Product Sales in FY2013 Significant Growth Opportunities with Current and New Products
TOTAL:	$650MM

Slide 10

Chembio POCT Market  Opportunities: HIV Rapid POCTS

Established, Growing Markets

U.S.
•	~50,000 New Infections in 2012
•	USPSTF Recommends Routine Testing
‐	ACA Expanding Coverage by 25MM+
International
•	2.5 MM New Infections Worldwide in 2012
•	Designation in PEPFAR & Other Donor-Funded Countries' Testing Protocols

See graphic

Slide 11

Chembio DPP® HIV 1/2 Assay FDA-Approved Dec. '12 CLIA Waiver Application Filed with FDA, November 2013,   Anticipated Launch in 2nd half of 2014

•	Build on Established Position/Performance of Our FDA Lateral Flow Products with Only Alternative to Current ~$35MM Oral Fluid Product
•	Superior Blood Matrix Performance over Top 4 Market Share Products in Early Detection Study
•	Superior Oral Fluid Sensitivity v. Market Leader in Only Head-to-Head Study
•	User Friendly, Safe and Efficient SampleTainer™ Sample Collection System
•	Separate and Reagent-Free Oral Fluid Collection Device

See graphics

Slide 12

DPP® HIV-Syphilis Multiplex Assay
‐	Large Global Market Opportunities for Pre-Natal and MSM Screening
‐	Higher Prevalence of Syphilis (1.9MM) than HIV (1.5MM) in Pregnant Women
‐	International & US Regulatory Approval Applications and Commercialization Efforts Underway
‐	Up to 70% HIV-Syphilis Co-Infection in MSM
•	First Such Test to be USAID-approved
•	Strong Start and Outlook 2014

Slide 13

OEM & License Agreements
 Expanding Relationships and Sales Opportunities

Oswaldo Cruz Foundation
•	Five DPP® Products , ~$6MM 2013 revenues
•	Brazilian MOH Supplier
Collaboration with LabTest Brazil
•	Assembly & Distribution - DPP® Co-branded
•	2014 Plan = Initial Products Registrations
Agreement with RVR Malaysia
•	License, Distribution, Tech. Transfer and Contract Manufacturing
 Bio-Rad Laboratories
•	Exclusive Licensee for DPP® HIV Confirmatory Application
•	CE Marked 2013, FDA Pending

Slide 14

Commercial Strategy: Top Line Growth (Sales)

Build a Sales & Marketing Organization to Increase Our Revenue and Maximize Profits

Tactic #1:   Move up Value Stream in US Diagnostics Market "USA Direct" for Certain Products

Tactic #2:   Future Growth – New Markets and New Applications

Tactic #3:   Maximize Opportunities in Developing World Markets

Slide 15

Additional Priorities & Areas of Focus:  Technology

Technology  Investment
•	New Product Launch (DPP® HIV/SYP)
•	Develop New Technologies (HIV 4G, HCV) that Address Healthcare Concerns
•	Identify Additional Technologies to License/Acquire that will Complement our Commercial Strategy

See graphics

Slide 16

Organization & Facility

•	FDA- and USDA-Approved Development & Manufacturing Facility in 39,660 Sq. Ft. Leased Facility in Medford, NY
•	Company Warehouse in 21,450 Sq. Ft. Leased Facility in Holbrook, NY

TOTAL EMPLOYMENT: Approximately 175
Operations= 112 Employees
QA/QC = 15 Employees
R&D = 26 Employees
SG&A = 18 Employees

See graphics

Slide 17

Selected Financial Data FY2009 –2013

2013
Total Revenue $29,550
Product Revenue$ 27,516
Gross Profit $12,300
R&D Expense* $5,834
Pre-Tax Income $530,800
Clinical Trial Expense $1,515

*            Non-recurring 2010 $1.5MM R&D Credit from the Affordable Care Act – excluded from 2010 R&D Exp. & 2010 Pre-Tax Income

See graphics

Slide 18

SIX MONTHS 2014 -2013- Selected Financial Highlights

Six Months Ended (in 000's)	June 30, 2014		June 30, 2013
Net Product Revenues	$12,153		$11,375
TOTAL REVENUES	13,236		12,072
GROSS MARGIN	5,255	40%	4,975	41%
INCOME FROM OPERATIONS	(616)		107
NET INCOME	$(371)	-3%	$76	1%

CASH AS OF	$6,835		$9,650

Slide 19

2013 – 2014 YTD Milestones Achieved

Product Development/Regulatory
•	Received FDA PMA Approval of DPP Oral Fluid HIV Test
•	Substantial Progress on CLIA waiver studies
•	Received CE Mark for Sure Check HIV 1/2 Assay
•	USAID Approval, Initial Sales of HV-Syphilis Test
Corporate/Operations
•	Achieved Fifth Straight Year of Sales Growth and Profitability with Strong Gains in Domestic and International Segments
•	Strengthened Balance Sheet with Common Stock Issuance, Establishing Institutional Shareholder Base
•	Increased Production Capacity to Meet Sales Growth
Commercialization
•	Entered International Assembly & Distribution Agreement w/Labtest of Brazil
•	Established Distribution, License , Tech. Transfer, Contract Manufacturer in Asia
•	Initial International Registrations for HIV-Syphilis ; Receiving Significant Initial Orders

Slide 20

Anticipated Milestones - 2014

Product Development/Regulatory
•	Oral Fluid HIV Test CLIA Waiver & Launch
•	CE Marks for HIV 1/2 STAT-PAK®, DPP® HIV & HIV-Syphilis Products
•	International Sales Growth of DPP ® HIV-Syphilis Test
Corporate/Operations
•	Increase Production Capacity
•	Pursue Acquisitions or Licenses of Complementary Products/Technologies
Commercialization
•	Implement US & International Commercial Strategy, Expand Market and Sales Opportunities
•	Expand International Revenues for Lateral Flow and DPP® Products
•	New Distribution, Contract Development & OEM Deals

Slide 21

Leadership Executive Team

Executive:  John J. Sperzel III,   Chief Executive Officer
Previous Experience: 2011-2013, President and CEO of ITC.; 1987-2011 Axis-Shield, Bayer Diagnostics, Instrumentation Laboratory and Boehringer Mannheim
Joined:  2014

Executive:  Richard Larkin, CPA  Chief Financial Officer
Previous Experience: 2000-2003  CFO of Visual Technology Group; 1987-2000 CFO of Protex  International Corp.
Joined:  2003

Executive:  Sharon Klugewicz, M.S.  Chief Operating Officer
Previous Experience: 20+ Years at Pall Corporation, most recently as Sr. VP - Scientific & Laboratory Services
Joined:  2012

Executive:  Javan Esfandiari, M.S.  Chief Science and Technology Officer
Previous Experience: 1993-1997, R&D Director On-Site Biotech;
1997-2000, Co-Founder of Sinovus Biotech AB (Sweden), which was acquired by Chembio in 2000
Joined:  2000

Executive:  Thomas Ippolito, VP Regulatory & Clinical Affairs
Previous Experience: 25 years experience in the development of vaccines, therapeutics and IVDs working with several major pharmaceutical, vaccine and diagnostic companies
Joined:  2005

Executive:  Michael Steele, VP Sales, Marketing and Business Development
Previous Experience: 20 years of business development and strategy execution at life sciences companies Sera Care Life Sciences, Serologicals, Inc. and Corautus Genetics.
Joined:  2012

Slide 22

Investment Summary

•	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests (POCTs)
‐	Global Sales – Direct and Through Partnerships
‐	$8B Global Market with Current Pipeline Addressing $650MM Segment
•	Five Consecutive Years of Profitability & Revenue Growth
‐	2013 Revenues and Product Gross Margin Increased by 15% and 8% respectively vs. 2012
•	Patented DPP® - A Platform POCT Technology
‐	Uniquely Enables Multiplexing for Higher Value Tests & Increased Sensitivity
‐	DPP® Oral Fluid HIV Test – FDA-Approved - CLIA waiver pending
‐	DPP® HIV-Syphilis Test- Strong outlook for international sales in 2014
•	Pipeline of DPP® POCT Products
‐	DPP® HCV Ab & HIV Ag-Ab Test